EXHIBIT 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350,
CHAPTER 63 OF TITLE 18, UNITED STATES CODE)
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the “Act”), each of the undersigned, Travis E. Baugh, President and Chief Executive Officer and Chief Financial Officer of MicroMed Cardiovascular, Inc. (the “Company”), hereby certify that, to his knowledge:
     (1) the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 14, 2005

By:	Travis E. Baugh
Travis E. Baugh
President, Chief Executive Officer and Chief Financial Officer